                                                                  Exhibit 10.13


                                AMENDMENT NO. 1


                AMENDMENT dated as of March 15, 1996, among TRIDEX CORPORATION, a corporation organized under the laws of the State of Connecticut, ITHACA PERIPHERALS INCORPORATED, a corporation organized under the laws of the State of Delaware, ULTIMATE TECHNOLOGY CORPORATION, a corporation organized under the laws of the State of New York, MAGNETEC CORPORATION, a corporation organized under the laws of the State of Connecticut, CASH BASES INCORPORATED, a corporation organized under the laws of the State of Delaware (collectively, all such corporations being the "Borrowers" and each, individually, a "Borrower"), and FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America (the "Bank").

                                   Background

          A. The Borrowers (other than Cash Bases Incorporated) and the Bank have entered into the Amended and Restated Credit Agreement dated as of December 15, 1995 (as amended, modified or supplemented from time to time, the "Credit Agreement:).

          B. The Borrowers have informed the Bank that they did not meet certain of the financial covenants contained in the Credit Agreement for the period ended December 31, 1995, and have requested, among other things, that the Bank waive its compliance with those covenants for that period.

          C. The Borrower and the Bank have agreed to amend the Credit Agreement as hereinafter set forth.

                                   Agreement

          In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

          SECTION 1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

          SECTION 2. Amendments to Credit Agreement. The Credit Agreement is effective as of the date hereof and, subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, is amended as follows:

               (a) The definition of "Revolving Credit Termination Date" contained in Section 1.1 of the Credit Agreement is deleted and the following is substituted therefor:

                 "Revolving Credit Termination Date" means June 30, 1997; provided that if such date is not a Banking Day, the Revolving Credit Termination Date shall be the next succeeding Banking Day (or, if such next succeeding Banking Day falls in the next calendar month, the next preceding Banking Day) or (ii) the earlier date of termination of the Working Capital Commitment pursuant to Section 9.2 hereof.

               (b) The figure "$5,000,000" contained in the definition of Working Capital Commitment in Section 1.1 of the Credit Agreement is deleted and the figure "$3,000,000" is substituted therefor.

               (c) The following is added after the phrase "outstanding F/E Credits" in the sixth line of Section 2.1 (c) of the Credit Agreement:

                 but in no event shall Working Capital Loans exceed the aggregate outstanding amount of $3,000,000 from time to time

               (d) Section 8.1 of the Credit Agreement is deleted and the following is substituted therefor:

          Section 8.1. Minimum Tangible Net Worth. The Borrowers shall maintain at all times, as measured at the end of each fiscal quarter, a Consolidated Tangible Net Worth of not less than $5,500,000 (except for the quarter ended March 31, 1996, for which such Consolidated Tangible Net Worth shall not be less than $5,250,000), and such minimum

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                Consolidated Tangible Net Worth hereunder shall increase from fiscal year to fiscal year by an amount equal to 50% of Consolidated Net Income for each immediately preceding fiscal year end.

          SECTION 3. Waiver of Covenants. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Bank hereby waives compliance by the Borrowers with the provisions of Sections 8.1, 8.3 and 8.6 for the period ended December 31, 1995 only and the provisions of such Sections shall remain in full force and effect for all other periods.

          SECTION 4. Amendments to Other Facility Documents. The Working Capital Note is amended and restated in its entirety in the form of Schedule 1 hereto.

          SECTION 5. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Bank shall have received counterparts of this Amendment executed by the Borrowers and the Bank, and the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Bank (which date shall be the same for all such documents), in form and substance satisfactory to the Bank:

               (a)        The executed Amended and Restated Working Capital
Note in the form of Schedule 1 hereto.

               (b) A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

               (c) A favorable opinion of Hinckley, Allen & Snyder, counsel for the Borrowers, to the effect that this Amendment, and the Amended and Restated Working Capital Note have been duly authorized, executed and delivered by the Borrowers, and such instruments constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers, in accordance with their respective terms.

               (d) A certificate signed by a duly authorized officer of each Borrower stating that:

                          (i)  The representations and warranties contained in
                 Section 8 hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                         (ii) No event has occurred and is continuing which constitutes a Default or Event of Default.

          SECTION 6. Termination of LIBOR Loans. Notwithstanding anything contained in the Credit Agreement to the contrary, the Borrowers agree that, subsequent to the date hereof, they shall not be entitled to request LIBOR Loans and that upon the expiration of the Interest Period for each LIBOR Loan outstanding on the date of this Agreement, each such LIBOR Loan shall be deemed automatically converted to a Loan bearing interest per annum at the Variable Rate plus the Margin.

          SECTION 7. Amendment Fee. In consideration of the execution and delivery of this Amendment, the Borrowers agree to pay to the Lender in immediately available funds, the amount of $35,000, which shall be paid by the Lender's exercise of its rights under Section 2.12 of the Credit Agreement.

          SECTION 8. Representations and Warranties of the Borrower. Each Borrower represents and warrants as follows:

               (a) Such Borrower is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

               (b) The execution, delivery and performance by such Borrower of this Amendment, the Amended and Restated Working Capital Note and the Facility Documents, as amended hereby, to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its

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stockholders; (b) contravene its charter or by-laws; (c) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Borrower or any of its Subsidiaries or Affiliates; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected; (e) result in, or require, the creation or imposition of any Lien , upon or with respect to any of the properties now owned or hereafter acquired by such Borrower; or (f) cause such Borrower (or any Subsidiary or Affiliate, as the case may be) to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

               (c) This Amendment, the Amended and Restated Working Capital Note and each other Facility Document, as amended hereby, to which such Borrower is a party is, or when delivered under this Amendment will be, a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

               (d) There are no actions, suits or proceedings pending or, to the knowledge of such Borrower, threatened, against or affecting such Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of such Borrower or any such Subsidiary or of or the ability of such Borrower to perform its obligation under this Amendment, the Amended and Restated Working Capital Note or any of the other Facility Documents, as amended hereby.

               (e) The Security Agreement constitutes valid and perfected first priority Liens in and to the Collateral covered thereby enforceable against all third parties in all jurisdictions and secure the payment of all obligations of the Borrowers under the Facility Documents, as amended hereby, including all obligations of the Borrower under the Amended and Restated Working Capital Note, and the execution, delivery and performance of this Amendment do not adversely affect the aforesaid Liens of such Security Agreement.

          SECTION 9.      Reference to and Effect on the Facility Documents.

               (a) Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement and Notes, shall mean and be a reference to the Credit Agreement and Notes as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and the Notes, and all other Facility Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreement and all of the Pledged Collateral described therein, the Security Agreement and all of the Collateral described therein, and the Cash Bases Pledge Agreement and all of the Charged Property described therein do and shall continue to secure the payment of all Obligations, in each case as amended hereby.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.

          SECTION 10. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, the Amended and Restated Working Capital Note and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities hereunder and thereunder. The Borrowers further jointly and severally agree to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended and Restated Working Capital Note and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6. In addition, the Borrowers shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment, the Amended and Restated Working Capital Note and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.


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          SECTION 11.     Execution in Counterparts.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 12. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     TRIDEX CORPORATION



                                     By
                                       -------------------------------------
                                        Richard L. Cote
                                        Title: Senior Vice President and
                                               Chief Financial Officer


                                     ITHACA PERIPHERALS INCORPORATED,
                                     ULTIMATE TECHNOLOGY CORPORATION,
                                     MAGNETEC CORPORATION


                                     By
                                       -------------------------------------
                                        George T. Crandall
                                        Title: Secretary as to each of the
                                               above corporations

                                     CASH BASES INCORPORATED


                                     By
                                       -------------------------------------
                                        George T. Crandall
                                        Title:  Treasurer


                                     FLEET BANK, NATIONAL ASSOCIATION


                                     By
                                       -------------------------------------
                                        Frederick A. Meagher
                                        Title:  Vice President




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                                 SCHEDULE 1
                                                            Working Capital Note



                      AMENDED AND RESTATED PROMISSORY NOTE

$3,000,000                                               Westport, Connecticut
                                                         As of March 15, 1996



                For value received, TRIDEX CORPORATION, ITHACA PERIPHERALS INCORPORATED, ULTIMATE TECHNOLOGY CORPORATION, CASH BASES INCORPORATED and MAGNETEC CORPORATION (each, a "Borrower" and collectively, the "Borrowers"), hereby promise, jointly and severally, to pay to the order of FLEET BANK, NATIONAL ASSOCIATION (the "Bank") at the principal office of the Bank, at One Constitution Plaza, Hartford, Connecticut 06115, for the account of the appropriate Lending Office of the Bank, the principal sum of THREE MILLION DOLLARS ($3,000,000) or, if less, the amount of Working Capital Loans made by the Bank to the Borrowers pursuant to the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement. The Borrowers also promise to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the date(s) and in the manner provided in said Credit Agreement.

                The date and amount of each Working Capital Loan made by the Bank to the Borrowers under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof.

                This is the Working Capital Note referred to in that certain Amended and Restated Credit Agreement (as amended from time to time the "Credit Agreement") dated as of December 15, 1995 among the Borrowers and the Bank and evidences the Working Capital Loans made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

                The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

                Each Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.


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                                                                               2


                This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Connecticut.

                This Note amends and restates in its entirety the Amended and Restated Promissory Note, dated as of December 15, 1995, from the Borrowers to the Bank, in the original principal amount of Five Million Dollars ($5,000,000) (the "Existing Note"). Upon the execution and delivery of this Note, this Note shall replace the Existing Note and shall immediately evidence all outstanding indebtedness under the Existing Note. The Borrowers and the Bank hereby agree that the indebtedness embodied in and evidenced by this Note is the same indebtedness embodied in and evidenced by the Existing Note, and that such indebtedness is a continuing obligation of the Borrowers to the Bank, and has been and continues to be fully enforceable, absolute and in existence.

                                     TRIDEX CORPORATION


                                     By
                                       -------------------------------------
                                        Richard L. Cote, Senior Vice President
                                        and Chief Financial Officer

                                     ITHACA PERIPHERALS INCORPORATED,
                                     ULTIMATE TECHNOLOGY CORPORATION,
                                     MAGNETEC CORPORATION


                                     By
                                       -------------------------------------
                                        George T. Crandall
                                        Secretary as to each of the above
                                        corporations

                                     CASH BASES INCORPORATED


                                     By
                                       -------------------------------------
                                        George T. Crandall
                                        Treasurer

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
                                   Amount                Amount of              Balance              Notation
                 Date             of Loan                 Payment             Outstanding               By
                 ----             -------                 -------             -----------               --






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